                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                        SEI INSTITUTIONAL MANAGED TRUST
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               (Name of Registrant as Specified In Its Charter)

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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         N/A
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     2)  Aggregate number of securities to which transaction applies:
         N/A
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         N/A
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     4)  Proposed maximum aggregate value of transaction:
         N/A
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[x]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     2)  Form, Schedule or Registration Statement No.:
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     3)  Filing Party:
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     4)  Date Filed:
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

SEI


                                    680 Swedesford Road
                                    Wayne, PA  19087-1658
                                    (610) 254-1000

Dear Shareholder:

          Enclosed please find a revised ballot card for the upcoming SEI Institutional Managed Trust shareholder meeting scheduled for June 16, 1995. This replaces the original ballot card which contained an error in proposal number twelve. Please disregard the original ballot card and return enclosed ballot card in its place.

We apologize for any inconvenience this may cause you.

                        SEI INSTITUTIONAL MANAGED TRUST
                            Equity Income Portfolio
                      Special Meeting of the Shareholders

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                     AND WILL BE VOTED "FOR" THE PROPOSALS
                           UNLESS OTHERWISE INDICATED

The undersigned Shareholder(s) of the Equity Income Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") hereby appoint David G. Lee and Robert B. Carroll, and each of them, as proxies of the undersigned, with full power of substitution, to vote at a Special Meeting of Shareholders of the Trust, to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, June 16, 1995 at 10:00 a.m., and at any and all adjournments thereof, upon all shares of beneficial interest of said Trust in respect of which the undersigned will be entitled to vote, with all powers the undersigned would possess if personally present, and especially to vote with respect to:

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE FOLLOWING PROPOSALS:

If you wish to vote "For" or "Against" all of the Proposals relating to your shares of the Portfolio of the Trust, or if you wish to "Abstain" from voting on each such Proposal, please fill out the box below:

    =======================================================================
     The proxies are authorized to vote upon all of the Proposals relating to the Equity Income Portfolio of the Trust.

                  ___For         ___Against        ___Abstain
    =======================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

PROPOSAL 1.    Proposal to combine the Portfolio's fundamental limitation concerning diversification with the Portfolio's fundamental limitation concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.

               ____For   ____Against  ____Abstain

PROPOSAL 2.    Proposal to amend the Portfolio's fundamental limitation
               concerning borrowing.

               ____For   ____Against  ____Abstain


PROPOSAL 3.    Proposal to amend the Portfolio's fundamental limitation
               concerning making loans.

               ____For   ____Against  ____Abstain


PROPOSAL 4.    Proposal to reclassify the Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain


PROPOSAL 5.    Proposal to reclassify the Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

               ____For   ____Against  ____Abstain


PROPOSAL 6.    Proposal to amend the Portfolio's fundamental limitation
               concerning investment in real estate and commodities.

               ____For   ____Against  ____Abstain


PROPOSAL 7.    Proposal to reclassify the Portfolio's fundamental limitation concerning short sales and margins sales as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain


PROPOSAL 8.    Proposal to reclassify the Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain

PROPOSAL 9.    Proposal to amend the Portfolio's fundamental limitation
               concerning the issuance of senior securities.

               ____For   ____Against  ____Abstain


PROPOSAL 10.   Proposal to reclassify the Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

               ____For   ____Against  ____Abstain


PROPOSAL 11.   Proposal to reclassify the Portfolio's fundamental limitation concerning investment of more than 5% of the total assets in securities of companies with less than three years of operating history as non-fundamental.

               ____For   ____Against  ____Abstain


PROPOSAL 12.   Proposal to eliminate the Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads, or combinations thereof.

               ____For   ____Against  ____Abstain


PROPOSAL 16.   Proposal to authorize the Board of Trustees to appoint additional or replacement investment sub-advisers for the Portfolio without seeking approval of the Portfolio's Shareholders of the contracts pursuant to which such sub-advisers serve.

               ____For   ____Against  ____Abstain


PROPOSAL 20.   Proposal to approve the selection of SFM as the Investment
               Adviser for the Trust, as described in the attached Proxy
               Statement, and to approve the adoption of the Investment Advisory
               Agreement between the Trust, on behalf of the Portfolio, and SFM.

               ____For   ____Against  ____Abstain

PROPOSAL 24.   Proposal to approve the selection of Merus Capital Management
               ("MCM") as an Investment Sub-Adviser for the Portfolio, as described in the attached Proxy Statement, and to approve the adoption of the Investment Sub-Advisory Agreement between SFM and MCM.

               ____For   ____Against  ____Abstain


PROPOSAL 27.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

               ____For   ____Against  ____Abstain


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated:_________________, 1995       ____________________________
                                    Signature of Shareholder


                                    ____________________________
                                    Signature (Joint owners)


Please sign name or names exactly as printed above to authorize the voting of your shares as indicated above. Where shares are registered with joint owners, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer and give your full title. If a partnership, please sign in partnership name - by authorized person.

If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposals.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.